SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Preliminary Proxy Statement
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    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                  SIMTROL, INC.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     offsetting fee was paid previously. Identify the previous filing by
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

                                  April 5, 2004

Dear Shareholders:

     It is my pleasure to invite you to Simtrol's 2004 Annual Meeting of Shareholders. We will hold the annual meeting on Thursday, April 22, 2004, at 4:00 p.m. at the company's headquarters at 2200 Norcross Parkway #255, Norcross, GA 30071. In addition to formal items of business, we will review major developments during 2003 and continuing into 2004, and answer any questions that you may have.

     We are sending you the official notice of the 2004 Annual Meeting, our proxy statement and 2003 Annual Report, and a proxy card. Please carefully read the entire proxy statement and accompanying Annual Report, and vote your shares either on the enclosed proxy card or by telephone, as detailed in the instructions on the card.

                                                     Very Truly Yours,

                                                     Larry M. Carr
                                                     Chairman of the Board
                                                     Simtrol, Inc.

                                  SIMTROL, INC.
                           2200 NORCROSS PARKWAY #255
                               NORCROSS, GA 30071

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 2004

     The Annual Meeting of Shareholders of Simtrol, Inc. (the "Company") will be held on Thursday, April 22, 2004 at 4:00 p.m., at the Company's offices, 2200 Norcross Parkway #255, Norcross, Georgia, for the following purposes:

          (1) to elect five directors to constitute the Board of Directors of the Company;

          (2) to approve a one-for-ten reverse stock split of the Company's outstanding common stock;

          (3) to approve an amendment to the Company's 2002 Stock Option Plan to increase the number of shares of the Company's common stock that may be issued under the Plan;

          (4) to ratify the appointment of Marcum & Kliegman LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

          (5) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on March 12, 2004 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. You may also vote by telephone according to the directions on the proxy card. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                           By Order of the Board of Directors,



                                           Larry M. Carr, Chairman of the Board

Norcross, Georgia
April 5, 2004

    PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE
        MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                                  SIMTROL, INC.
                           2200 NORCROSS PARKWAY #255
                               NORCROSS, GA 30071

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2004
                             -----------------------

                                 PROXY STATEMENT
                             -----------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Simtrol, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at 4:00 p.m. local time on Thursday, April 22, 2004 at the Company's office at 2200 Norcross Parkway #255, Norcross, Georgia and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 8, 2004. The address of the principal executive offices of the Company is 2200 Norcross Parkway #255, Norcross, Georgia 30071.

                                     VOTING

VOTING AND REVOCABILITY OF PROXIES

     When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given the shares will be voted FOR the election of the nominees for directors set forth herein and FOR each of the other proposals described in this proxy statement. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting of the holders of one-third of the outstanding shares of the Company's common stock as of the record date is necessary to constitute a quorum. Shareholders will be counted as present at the meeting if they are present in person at the Annual Meeting or if they have properly submitted a proxy card or voted by telephone. The affirmative vote of a plurality of all shares present and entitled to vote is required for the election of directors. The affirmative vote of a majority of all shares outstanding is required to authorize the one-for-ten reverse stock split of the Company's outstanding common stock. The affirmative vote of a majority of all shares present and entitled to vote is required to approve the amendment of the Company's 2002 Stock Option Plan and to ratify the appointment of Marcum & Kliegman LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates. As a result, abstentions and broker non-votes will have no effect on the election of directors, but will have the same effect as a vote against each of the other proposals.

RECORD DATE AND SHARE OWNERSHIP

     The record of shareholders entitled to vote at the Annual Meeting was taken on March 12, 2004. On that date, the Company had outstanding and entitled to vote 23,367,226 shares of common stock, with each share entitled to one vote.

EXPENSES OF SOLICITATION

     The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

BOARD COMPOSITION

     The Company's by-laws provide that the Board of Directors shall consist of not less than three nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The Board of Directors has set the number of directors at five, each serving a one-year term. The Board presently consists of Larry M. Carr, Dallas S. Clement, Richard W. Egan, Julia
B. North and Edward S. Redstone. All members of the Board of Directors, with the exception of Mr. Egan, are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. Biographical information regarding these directors is set forth below under the caption "Proposal No. 1: Election of Directors."

MEETINGS OF THE BOARD OF DIRECTORS

     During 2003, the Board of Directors met nine times. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and any committees on which such director served. The Company's policy is to have meetings of the Board of Directors on the same day as the Company's annual meeting of shareholders, and it is the policy of the Board of Directors that directors are expected to attend the annual meetings of shareholders. The Company did not hold an annual meeting in 2003.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has several committees, including standing Audit and Compensation Committees. The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors.

     Audit Committee. The Audit Committee is currently composed of Julia B. North, Edward S. Redstone and Dallas S. Clement. The Audit Committee met once during 2003. The Audit Committee's principal functions are to recommend to the Company the appointment of independent auditors for the Company, review and approve the annual report of the independent auditors, approve the annual financial statements, and review and approve summary reports of the auditors' findings and recommendations. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's auditing accountants, or other accounting firms, other than as may be allowed by applicable law. All members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. The Board of Directors has adopted a written Audit Committee Charter, a copy of which is attached as "Appendix A" to this proxy statement. The Board of Directors has determined that Dallas S. Clement is an "audit committee financial expert," as defined in SEC rules.

     Compensation Committee. The Compensation Committee is currently composed of Larry M. Carr, Edward S. Redstone and Julia B. North. The Compensation Committee did not meet during 2003. The Compensation Committee is responsible for approving and monitoring the remuneration arrangements for senior management and establishing the targets that determine awards payable under the Company's incentive compensation plan.

     The Company does not have a Nominating Committee. Director selection and review are conducted by the entire Board of Directors. The Company believes that this is adequate based on the size and make-up of the current Board of Directors. The members of the Board of Directors have served as directors of the Company for between three and ten years. The Company believes that this group of longstanding directors is capable of evaluating the performance of the current Board and the qualifications of proposed director nominees, and of determining the need for additional directors. The Board of Directors does not have a written charter or formal process governing the nominating process. The Board of Directors will consider director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2005 Annual Meeting should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled "Shareholder Proposals for 2005 Annual Meeting" below.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Company's Secretary at the address of the Company's principal executive offices, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2005 annual meeting of shareholders is December 9, 2004. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2005 annual meeting of shareholders (but not required to be included in the Company's proxy statement) by February 22, 2005, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

DIRECTOR COMPENSATION

     The Company does not presently provide any cash compensation to directors for their services as directors. Each of the Company's non-employee directors receives an automatic grant of options to purchase 15,000 shares of the Company's common stock each year under the terms of the Company's stock option plans. On October 7, 2003 Messrs. Carr and Redstone were each granted options to purchase an additional 35,000 shares of the Company's common stock in consideration of their service on the Executive Committee of the Board of Directors. Each director is reimbursed for travel and other expenses incurred in connection with the performance of his or her duties.

     Additionally, all new non-employee directors receive a one-time grant of an option to purchase 5,000 shares of the Company's common stock at an exercise price equal to the fair market value of the stock on the date of the grant. The options expire, unless previously exercised or terminated, ten years from the date of the grant.

NO FAMILY RELATIONSHIPS AMONG DIRECTORS AND OFFICERS

     There are no family relationships between any director or executive officer of the Company and any other director or executive officer of the Company.

                               EXECUTIVE OFFICERS

     Executive officers are appointed by, and hold office at the pleasure of, the Board of Directors. The executive officers of the Company are as follows:

NAME                                POSITION HELD
----                                -------------

Richard W. Egan                     President and Chief Executive Officer
Stephen N. Samp                     Chief Financial Officer and Secretary

     RICHARD W. EGAN, age 39, has served as a director and Chief Executive Officer of the Company since May 2000. Mr. Egan joined the Company in June 1995 and served as National Account Manager until July 1996 when he became Regional Sales Director. From February 1998 to June 1999, he served as Executive Vice President of Sales. In June 1999, Mr. Egan was appointed President of the Company.

     STEPHEN N. SAMP, age 39, joined the Company in April 2002 as Chief Financial Officer and Secretary. From February 2001 until March 2002 he served as an independent financial consultant. From March 1998 to February 2001 he served as Vice President, Chief Financial Officer and Secretary of eOn Communications (NASDAQ:EONC), a provider of unified voice, e-mail, and Web-based communications systems and software.

                             EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS

     The following table provides certain summary information for 2003, 2002 and 2001 concerning compensation paid or accrued by the Company to or on behalf of the Company's executive officers:

                                                                   Long Term
                                                                  Compensation
                                     Annual Compensation            Awards
      Name and                       -------------------            -------
      Principal                                                Number of Shares
      Position            Year       Salary       Bonus       Underlying Options
      --------            ----       ------       -----       ------------------

     Richard W. Egan     2003      $130,000(1)      --                75,000
     President and CEO    2002      $130,000(1)      --                60,000
                          2001      $130,000     $1,250                    --

     Stephen N. Samp      2003      $115,000(2)      --                36,000
     Chief Financial      2002      $ 86,923(2)      --                40,000
     Officer

(1) Due to the business conditions of the Company, Mr. Egan deferred $35,500 of his 2003 salary and $15,000 of his 2002 salary.

(2) Due to the business conditions of the Company, Mr. Samp deferred $23,861 of his 2003 salary and $4,423 of his 2002 salary.

STOCK OPTION PLANS

     1991 Stock Option Plan. In 1991, by action of the Company's Board of Directors, the Company adopted the 1991 Stock Option Plan (the "1991 Plan") for the Company's and its wholly-owned subsidiaries' officers, directors and employees. The 1991 Plan was approved by the Company's shareholders on October 10, 1991. In July 1992, the 1991 Plan was amended to, among other things, provide for the automatic grant of options to the Company's non-employee directors, to increase the number of shares of common stock available for grant thereunder and to expand the class of persons eligible to receive options under the 1991 Plan to include employees of the Company's majority-owned subsidiaries. In November 1993, the 1991 Plan was further amended to expand the class of persons eligible to receive options under the 1991 Plan and to increase the number of shares of common stock available for grant thereunder. The 1991 Plan, as amended by the Company's shareholders on May 19, 1998, provides for the grant of options to purchase up to an aggregate of 3,662,057 shares of the Company's common stock. Under the terms of the 1991 Plan, the Stock Option Committee of the Board of Directors may grant options to purchase shares of common stock to the Company's officers, directors and employees, and to those of the Company's subsidiaries. The right to grant additional options under this plan expired in August 2001. Therefore, no additional grants of options will be made under this plan. At December 31, 2003, options to purchase 640,250 shares of common stock were outstanding under the 1991 Plan.

     2002 Stock Option Plan. In June 2002 the Company's shareholders approved the adoption of the 2002 Stock Option Plan (the "2002 Plan") for the Company's and its wholly owned subsidiaries' officers, directors, employees, and consultants. The 2002 Plan provides for the grant of options to purchase up to an aggregate of 2,500,000 shares of the Company's common stock. Under the terms of the 2002 Plan, the Stock Option Committee of the Board of Directors may grant options to purchase shares of common stock to the Company's officers, directors and employees, and to those of the Company's subsidiaries. At December 31, 2003, options to purchase 735,000 shares of common stock were outstanding under the 2002 Plan.

     The following table provides certain information concerning options granted during 2003:
                                         % OF TOTAL
                                           OPTIONS
                  NUMBER OF SECURITIES    GRANTED TO
                   UNDERLYING OPTIONS    EMPLOYEES IN   EXERCISE OR   EXPIRATION
NAME                    GRANTED          FISCAL YEAR     BASE PRICE      DATE
----                    -------          -----------     ----------      ----

Richard W. Egan          75,000             27.3%          $0.24    June 5, 2013
Stephen N. Samp          36,000             13.1%          $0.24    June 5, 2013

     The following table provides certain information concerning the value of unexercised warrants and unexercised options held by the Company's executive officers as of December 31, 2003. No options or warrants were exercised by either of the executive officers during 2003:

                    NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                     OPTIONS OR WARRANTS       IN-THE-MONEY OPTIONS AND
                      AT FISCAL YEAR END      WARRANTS AT FISCAL YEAR END
                 ---------------------------   --------------------------
NAME              EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
---------------   -----------  -------------   -----------  -------------

Richard W. Egan     221,250       120,000            --            --
Stephen N. Samp      11,000        65,000            --            --


     The following table provides information as of December 31, 2003 regarding the Company's compensation plans and arrangements:


                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                   Number of securities
                                              Number of securities       Weighted-average         remaining available for
                                                to be issued upon       exercise price of      future issuance under equity
                                                   exercise of             outstanding              compensation plans
                                              outstanding options,      options, warrants          (excluding securities
                                               warrants and rights          and rights           reflected in column (a))
Plan category                                          (a)                     (b)                          (c)
-----------------------------------------     ----------------------    -------------------    ------------------------------

Equity compensation plans approved
    by security holders...............              1,375,250                 $1.32                      1,765,000
Equity compensation plans not
    approved by security holders......                  -                                                       -
Total.................................              1,375,250                 $1.32                      1,765,000


                           RELATED PARTY TRANSACTIONS

     During 2003, $30,000 of debt was issued to Messrs. Carr and Redstone at prime rate plus 1% (then 5.25%), with a due date of December 31, 2003. All the outstanding principal and accrued interest on the notes was converted to 128,421 shares of restricted common stock in July 2003 at a conversion price of $0.24 per share.

     During 2002, the Company issued $272,500 each of Convertible Debt to Messrs. Carr and Redstone. The debt accrues interest at prime rate plus 1% and was originally due December 31, 2002. The proceeds of this debt were utilized for working capital purposes. The debt is convertible into shares of common stock of the Company at prices ranging from $0.22 to $0.79 per share. In conjunction with the issuance of the convertible debt, the Company issued 272,500 common stock purchase warrants to the holders of the debt. The warrants, which expire at various dates in 2007, are exercisable immediately and entitle the holder to purchase one common share of the common stock of the Company at prices ranging from $0.22 to $0.79 per share. The Company received an extension to January 31, 2003 on the note effective December 31, 2002. At that time, the conversion price of the note and the exercise prices of the warrants were changed to $0.24 per share. Messrs. Carr and Redstone converted their notes and all accrued interest into an aggregate of 2,371,757 shares of restricted common stock on January 15, 2003.

     On December 31, 2002, Messrs. Carr and Redstone agreed to extend the due dates of their $200,000 convertible notes originated in 2001 to January 31, 2003 and then to December 31, 2003, from the original due dates of December 31, 2002. The conversion price of the notes was adjusted from their original $0.49 per share price to $0.24 per share. The notes had been previously extended from their original due dates of February 7, 2002 in exchange for the issuance of 100,000 additional warrants each on that date. The exercise price of all warrants issued in conjunction with these notes was adjusted to $0.24 per share on December 31, 2002 in exchange for the extension of the due date. These notes are collateralized by all of the assets of the Company.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2003 for filing with the SEC.

                                             Respectfully submitted,

                                             The Audit Committee


                                             Mr. Edward S. Redstone
                                             Ms. Julia B. North
                                             Mr. Dallas S. Clement

                            PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the Company's by-laws, has set the number of directors to serve for the next year at five, all five of whom are to be elected at the Annual Meeting. The Company's Articles of Incorporation provide that each director serves a one-year term. Each member of the current Board of Directors is standing for re-election and, if elected, will serve for a term of one year and until his or her successor is elected and qualified.

     In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than five nominees. The Board of Directors recommends the election of the five nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated for re-election to the Board of
Directors:

     LARRY M. CARR, age 60, has served as a director since June 1994 and as Chairman of the Board since January 1998. Mr. Carr founded Nursefinders, Inc., a temporary services company in the healthcare industry, in 1974. Although Adia Services, Inc., acquired Mr. Carr's interest in this company, Mr. Carr still owns and operates numerous Nursefinders franchises and assists in the administration and management of several other franchises through an entity known as Management Services, Inc. Mr. Carr is Chairman of the Board of Northwest National Bank, located in Arlington, Texas, a director of Mobility Electronics, Inc., of Scottsdale, Arizona, which designs, develops and markets connectivity and remote peripheral interface technology and products and is a director of several privately held companies, including OHA Financial, Inc., Trinity Airweights, LLC and Computerized Healthcare, Inc.

     DALLAS S. CLEMENT, age 38, has served as a director since April 2001. Mr. Clement has served as Senior Vice President, Strategy and Development for Cox Communications, Inc. ("Cox") since August 2000. Prior to that, he served as Vice President and Treasurer of Cox from January 1999 to July 2000. Mr. Clement joined Cox in 1990 as a Policy Analyst and was promoted to Manager of Investment Planning in January 1993, Director of Finance in 1994, and Treasurer in 1996. From April 1995 to December of 1996, Mr. Clement served as Assistant Treasurer for Cox Enterprises, Inc. and Cox.

     RICHARD W. EGAN, age 39, has served as a director and Chief Executive Officer of the Company since May 18, 2000. Mr. Egan joined the Company in June 1995 and served as National Account Manager until July 1996 when he took over the position of Regional Sales Director. From February 1998 to June 1999, he served as Executive Vice President of Sales. In June 1999, Mr. Egan was appointed President of the Company.

     JULIA B. NORTH, age 56, has served as a director since October 1997. Ms. North served as President and Chief Executive Officer of the Company from October 1997 until June 1999. Ms. North is a director of WinnDixie Stores, Inc., a food retailer, MAPICS, Inc., a global developer of extended enterprise applications, and Acuity Brands, Inc., a maker of lighting equipment and specialty products.

     EDWARD S. REDSTONE, age 75, has served as a director since July 1996. Mr. Redstone has been a private investor since 1994. From 1984 to 1994, he served as Chairman of the Board of Martha's Vineyard National Bank. Mr. Redstone was a co-founder of National Amusements, which, among other things, is the controlling stockholder of Viacom. Mr. Redstone also founded First Bancorporation.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2: APPROVAL OF A ONE-FOR-TEN REVERSE STOCK SPLIT

     Background. The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Company's Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company's common stock (the "Reverse Stock Split"). A copy of the proposed amendment is attached to this proxy statement as Exhibit "B." The Board of Directors believes that the Reverse Stock Split is in the Company's best interests in that it may increase the trading price of the Company's common stock. An increase in the price of the Company's common stock should, in turn, generate greater investor interest in the Company's common stock, thereby enhancing the marketability of the Company's common stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of the Company's common stock will provide the Company with additional authorized but unissued shares, which the Company plans to utilize to raise equity financing to continue the Company's operations.

     Effect. The immediate effect of the Reverse Stock Split will be to reduce the number of issued and outstanding shares of common stock from 23,367,226 to approximately 2,336,723. Although the Reverse Stock Split may also increase the market price of the common stock, the actual effect of the Reverse Stock Split on the market price cannot be predicted. The market price of the common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Stock Split. Further, there is no assurance that the Reverse Stock Split will lead to a sustained increase in the market price of the common stock. The Reverse Stock Split will affect all of the holders of the Company's common stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down, as described below. Consummation of the Reverse Stock Split will not have any federal income tax consequences to shareholders.

     Procedure for Effecting Reverse Split. The Reverse Stock Split is expected to become effective on or about April 20, 2004, or as soon thereafter as possible. Upon shareholder approval, the Company will file an amended Certificate of Incorporation in accordance with Delaware law. The Reverse Stock Split will take place without any action on the part of the holders of the common stock and without regard to current certificates representing shares of common stock being physically surrendered for certificates representing the number of shares of common stock each shareholder is entitled to receive as a result of the Reverse Stock Split. New stock certificates will not be issued.

     Fractional Shares. No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of common stock that is not evenly divisible by 10 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No shareholders will receive cash in lieu of fractional shares.

     No Dissenters' Rights. Pursuant to the Delaware Code, the holders of the Company's common stock are not entitled to, and will not have, any dissenters' rights in connection with the Reverse Stock Split.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ONE-FOR-TEN REVERSE STOCK SPLIT.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT OF THE 2002 STOCK OPTION PLAN

     The Board of Directors has approved, and is recommending to the shareholders for approval at the meeting, an amendment to increase the number of shares that may be issued pursuant to the Company's 2002 Stock Option Plan. The purpose of the 2002 Plan is to serve as an incentive and to encourage stock ownership by the Company's directors, officers and employees. The Board of Directors believes that the 2002 Plan promotes the Company's interests by allowing such persons to share in the Company's success and encourages them to remain in the Company's service. Under the 2002 Plan, the Company may grant incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

     The 2002 Plan currently provides that the number of shares of the Company's common stock that may be issued pursuant to stock awards shall not exceed in the aggregate 2,500,000 shares of common stock. As of March 25, 2004, 1,765,000 shares of the common stock remained available for grant under the 2002 Plan. Pursuant to section 12(A) of the 2002 Plan, the Board recommends that the number of shares that may be issued pursuant to stock awards be increased from 2,500,000 to 7,500,000. The proposed increase in the number of authorized shares would ensure for uninterrupted continuation of the 2002 Plan. If "Proposal No. 2: Approval of the One-for-Ten Reverse Stock Split," above, is approved by shareholders, the number of shares that may be issued pursuant to the 2002 Plan would be adjusted to 250,000 to account for the 1:10 reverse stock split and the number of shares that may be issued pursuant to the 2002 Plan would increase from 250,000 to 750,000 if this proposal is approved.

     As of March 25, 2004, the Company had granted options to purchase shares of common stock pursuant to the 2002 Plan as follows: (i) each executive officer (Richard W. Egan: 135,000 shares; Stephen N. Samp: 76,000 shares); (ii) all current directors who are not executive officers, as a group: 190,000 shares; and (iii) all employees, including all current officers who are not executive officers, as a group: 334,000 shares.

Description of the 2002 Plan

     Effective Date. The effective date of the 2002 Plan is April 23, 2002. The 2002 Plan shall remain in effect until all shares subject to or which may become subject to the 2002 Plan shall have been purchased pursuant to options granted under the 2002 Plan, provided that options under the 2002 Plan must be granted within ten years from the effective date.

     Shares Reserved for the 2002 Plan. The shares of the Company's common stock to be sold to officers, directors, employees, and consultants under the 2002 Plan may, at the election of the Board of Directors, be either treasury shares or shares originally issued for such purpose. The maximum number of shares that shall be reserved and made available for sale under the 2002 Plan is currently 2,500,000. Any shares subject to an option that for any reason expires or is terminated unexercised may again be subject to an option under the 2002 Plan.

      In the event of a subdivision or combination of the Company's shares, the maximum number of shares that may thereafter be issued and sold under the 2002 Plan and the number of shares under option shall be proportionately increased or decreased, the terms relating to the price at which shares under option will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors is appropriate under the circumstances. In the case of a reclassification or other change in the Company's shares, the Board of Directors will also make appropriate adjustments.

      Persons Eligible to Participate in the 2002 Plan. Under the 2002 Plan, options may be granted only to those persons who are officers, directors, employees, or consultants of the Company or of a subsidiary of the Company. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Stock Option Committee shall take into account the duties of the respective officers, directors and employees, their present and potential contributions to the Company's success or of a subsidiary of the Company, the anticipated number of years of effective service remaining, and any other factors as they shall deem relevant in connection with accomplishing the purposes of the 2002 Plan.

      Administration of the 2002 Plan. The 2002 Plan is administered by the Stock Option Committee (the "Committee") appointed by the Company's Board of Directors from among its members. Such Committee shall consist of not less than two of the members of the Board of Directors who shall serve at the pleasure of the Board.

      Subject to the provisions of the 2002 Plan, the Committee has the authority to administer the 2002 Plan, to select those persons to whom options will be granted, to determine the terms and provisions of the respective stock option agreements with optionee, including the number of shares to be optioned to each such person, and to interpret, construe and implement the provisions of the 2002 Plan.

      Exercise Price, Terms of Exercise and Payment For Shares. All Options. Each option granted under the 2002 Plan will be represented by an Option Agreement which shall set forth the terms particular to that option, including the number of shares covered by the option, the exercise price, the term of the option period and any vesting requirements.

      Stock purchased pursuant to an Option Agreement shall be paid for in accordance with the terms and conditions set forth in the Option Agreement. The terms and conditions of payment may vary with respect to each optionee. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the optionee (or other person entitled to exercise the option) a certificate or certificates for such shares.

      It is intended that funds received by us from the exercise of options will be added to the Company's general working capital and used for general corporate purposes. Shares of the Company's common stock received in payment for the exercise price of options may be, at the discretion of the Board of Directors, either held as treasury shares or retired and returned to authorized but unissued status.

      Incentive Stock Options. The exercise price of incentive stock options granted under the 2002 Plan will be determined by the Committee, but in no event shall such price be less than 100% of the fair market value of the stock on the date of the grant of the option. In no event may incentive stock options be exercised later than ten years from the date of grant of the option.

      Notwithstanding the foregoing, an optionee who owns, directly or indirectly, more than ten percent of the total combined voting power of all classes of stock of the Company ("10% Owner") may not be granted an incentive stock option at less than 110% of the fair market value of the common stock on the date the option is granted. Any incentive stock option granted to a 10% Owner must by its terms be exercisable within five years from the date it is granted.

      The aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all of the Company's incentive stock option plans) shall not exceed $100,000.

      Automatic Grant of Options to Non-Employee Directors. The 2002 Plan grants to the Company's non-employee directors, without necessity of action by the Board of Directors or the Stock Option Committee, as the case may be, an option to purchase 5,000 shares of common stock on the date such non-employee director first becomes a member of the Board of Directors, at an exercise price equal to the fair market value of such stock on the date of grant. In addition, the 2002 Plan grants to the Company's non-employee directors, without necessity of action by the Board of Directors or the Stock Option Committee, as the case may be, an option under the 2002 Plan to purchase 15,000 shares of common stock on each July 5, at an exercise price equal to the fair market value of such stock on the date of grant. Such options are exercisable from the date of grant and thereafter until the date that is the tenth anniversary of the date of grant, unless earlier terminated in accordance with the provisions of the 2002 Plan. Options granted to non-employee directors under the 2002 Plan conform in all respects to the terms of the 2002 Plan.

      Termination of Employment, Assignment and Other Limitations. In the event that an optionee during his or her lifetime ceases to be an officer, director or employee of the Company or any subsidiary of the Company for any reason other than death or total disability, any option or unexercised portion thereof which is exercisable on the date the optionee ceases employment shall expire on the date which is three (3) months following the date the optionee ceases to be an officer, director or employee of the Company or of a subsidiary of the Company. In the event of the death or total disability of an optionee while he is an officer, director or employee of the Company or of a subsidiary of the Company, the option may be exercised (to the extent the optionee would have been entitled to do so) by a legatee or legatees of the optionee under his last will or by his personal representative or representatives at any time within one year after death or total disability.

      No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him or her.

      An optionee shall have no rights as a shareholder with respect to any shares covered by an option until the date of issuance of the stock certificate to the optionee for such shares. Except as otherwise specifically provided in the 2002 Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      Adjustment of Shares. In the event that dividends are payable in the Company's common stock or in the event there are splits, subdivisions or combinations of shares of the Company's common stock (such as the proposed Reverse Stock Split), the 2002 Plan provides that a proportionate adjustment will be made in the number of shares available for option under the 2002 Plan, and, as to options then outstanding, a proportionate adjustment to the number of shares subject to the option and to the purchase price per share.

      After any merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto involving any exchange, conversion, adjustment or other modification of the outstanding shares, each optionee shall, at no additional cost, be entitled, upon any exercise of his option, to receive (subject to any required action by stockholders), in lieu of the number of shares as to which the option shall then be so exercised, the number and class of shares of stock or other securities or any other property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or other reorganization if, at the time of the merger, consolidation or other reorganization, the optionee had been a holder of record of the number of shares equal to the number of shares as to which the option shall then be so exercised.

      In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards shall terminate immediately prior to such event. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

      Amendment and Termination of the 2002 Plan. The Board of Directors may at any time and from time to time terminate, modify or amend the 2002 Plan in any respect, except that without shareholder approval the Board of Directors may not
(1) increase the number of shares for which options may be granted under the 2002 Plan, (2) modify the requirements as to eligibility for participation, (3) increase the benefits accruing to eligible officers, directors and employees,
(4) remove the administration of the 2002 Plan from the Committee, (5) reduce the amount of any benefit or adversely change the terms and conditions thereof, or (6) cause incentive stock options issued under the 2002 Plan to fail to meet the requirements for incentive stock options under Section 422 of the Code or any subsequent Code sections with respect to incentive stock options.

      The termination or any modification or amendment of the 2002 Plan shall not, without the consent of an optionee, affect his or her rights under an option or right previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the 2002 Plan. Without employee consent the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that options granted thereunder shall comply with the appropriate provisions of the Code, and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options."

Federal Income Tax Consequences of 2002 Plan

      Incentive Stock Options. All incentive options granted or to be granted under the 2002 Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Code.

      Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor we will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount generally equal to the lesser of:

      (a)   gain on the sale or other disposition; or

      (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price,

with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

      The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition that results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for us.

      The 2002 Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to us other shares of the Company's common stock owned by the optionee. Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to us shares of the Company's common stock will recognize no gain or loss upon such exercise. The optionee's basis in the shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be zero (plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid).

      Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under
Section 422 of the Code.

      The excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

      In general, an option granted under the 2002 Plan that is designated as an incentive stock option would be taxed as described above. However, in some circumstances an option that is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option that gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

      Non-Qualified Stock Options. All options granted or to be granted under the 2002 Plan which do not qualify as incentive stock options are non-statutory options not entitled to special tax treatment under Section 422 of the Code.

      A participant in the 2002 Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. However, under the applicable Treasury Regulations, the non-qualified stock options issued under the 2002 Plan will not have a readily ascertainable fair market value unless at the time such options are granted similar options of the Company are actively traded on an established market. We presently have no such actively traded options.

      Upon the exercise of a non-qualified stock option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. We are not entitled to an income tax deduction with respect to the grant of a non-statutory stock option or the sale of stock acquired pursuant thereto. We generally are permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

      The 2002 Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to us other shares of the Company's common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price. Thus, the optionee's basis in the number of new shares so acquired that is equal to the number of shares surrendered will be equal to the optionee's cost basis in the shares surrendered. The optionee's basis in the additional number of new shares received will be equal to the amount of ordinary compensation income recognized as the result of the exercise of the option plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid.

      Stock Bonus Award. Unless, at the time of grant, a stock bonus is subject to a substantial risk of forfeiture and is not transferable free of such a risk of forfeiture, the recipient of a stock bonus will recognize ordinary income equal to (i) the excess of the fair market value of such stock bonus on the date of grant over (ii) the price, if any, paid for such stock bonus. If, however, at the time of grant, the stock bonus is subject to a substantial risk of forfeiture and is not transferable free of such a risk of forfeiture, the tax consequences of the receipt of the stock bonus will be as described below under the heading "Restricted Stock."

      Restricted Stock. Generally, and except as noted below, the grant of restricted stock is not taxable at the time of the grant. Instead, at the time restricted stock vests (i.e., it becomes free of a substantial risk of forfeiture) or becomes transferable free of a substantial risk of forfeiture, a participant will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock on the date the shares vest or become transferable over (ii) the price, if any, paid for such restricted stock. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (i) the excess of the fair market value of the restricted stock on the date of grant over (ii) the price, if any, paid for the restricted stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. Dividends paid on the shares of restricted stock before they vest will be taxed to the participant either as additional compensation or, if the participant has made the election described above, as dividend income.

      In most cases, the basis in shares acquired upon exercise of a non-qualified option or upon an award of a stock bonus or restricted stock will be equal to the fair market value of the shares on the participant's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date.

      As a general rule, we will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards granted under the 2002 Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that we comply with the reporting requirements applicable to the ordinary income recognized by the employee. We will not, however, be entitled to a deduction with respect to payments to employees that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. We also may not be entitled to a deduction with respect to payments to certain employees to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

      General. The 2002 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

      The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the statutory provisions of Section 422 of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the 2002 Plan and does not purport to be a complete description of all federal income tax aspects of the 2002 Plan. Option holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 2002 Plan and the sale or other disposition of shares acquired upon exercise of the options.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE 2002 STOCK OPTION PLAN.

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed Marcum & Kliegman LLP to serve as independent auditors of the Company for the year ending December 31, 2004, subject to ratification of this appointment by the shareholders of the Company. Marcum & Kliegman LLP is considered by management of the Company to be well qualified. The Company has been advised by Marcum & Kliegman LLP that neither it nor any of its members has any financial interest, direct or indirect, in either the Company or any of the Company's subsidiaries in any capacity.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of February 29, 2004 with respect to ownership of the outstanding common stock of the Company by (i) each director and executive officer of the Company, (ii) all directors and executive officers of the Company, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock:

Name of                                     Shares             Percent of
Beneficial Owner                     Beneficially Owned(1)  Outstanding Shares
----------------                     ---------------------  ------------------

Larry M. Carr                             5,475,757(2)          21.30%
Julia B. North                              127,246(3)              *
Edward S. Redstone                        5,589,819(4)          21.90%
Richard W. Egan                             292,746(5)           1.24%
Dallas S. Clement                           474,045(6)           2.01%
A. John Knapp, Jr.                        2,283,924(7)           9.52%
Stephen N. Samp                              11,000(8)              *
All directors and executive
 officers as a group (6 persons)         11,970,613(9)          42.04%

      *     Less than 1% of outstanding shares.

      (1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial ownership," determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, includes shares for which an individual, directly or indirectly, has or shares voting or investment power and also includes options which are exercisable within 60 days.
      (2) Consists of 2,964,583 shares held directly, 183,750 shares of common stock subject to stock options that are exercisable within 60 days of February 29, 2004, 933,220 shares subject to conversion of certain debt, and 727,537 shares of common stock subject to presently exercisable common stock purchase warrants. Also includes 166,667 shares and 500,000 shares subject to warrants held in the name of OHA Financial, of which Mr. Carr serves as Chairman of the Board; Mr. Carr disclaims beneficial ownership of these shares. Mr. Carr's business address is 2200 Norcross Parkway, #255, Norcross, Georgia 30071.
      (3) Consists of 7,245 shares held directly, 3,751 shares of common stock issuable upon the exercise of warrants, and 116,250 options that are exercisable within 60 days of February 29, 2004.
      (4) Consists of 3,427,533 shares held directly, 81,250 shares of common stock subject to stock options that are exercisable within 60 days of February 29, 2004, 1,147,519 shares of common stock issuable upon the exercise of warrants, 932,892 shares of stock subject to conversion of certain debt, and 625 shares owned by Mr. Redstone's spouse. Mr. Redstone's business address is 222 Merrimack Street, Suite 210, Lowell, MA 01852.
      (5) Consists of 57,745 shares held directly, 13,751 shares of common stock issuable upon the exercise of warrants, and 221,250 options that are exercisable within 60 days of February 29, 2004.
      (6) Consists of 239,045 shares owned directly, 125,000 shares issuable upon exercise of warrants, 35,000 shares of common stock subject to stock options that are exercisable within 60 days of February 29, 2004, and 75,000 shares issuable upon conversion of certain debt.
      (7) Consists of 1,469,134 shares owned directly and 62,505 shares issuable upon exercise of warrants. Also includes 202,285 shares owned by Andover Group, Inc., 250,000 shares of stock subject to conversion of certain debt by Andover Group, Inc., and 300,000 shares of common stock issuable upon the exercise of warrants that are exercisable within 60 days of February 29, 2004 by Andover Group. Mr. Knapp is Chief Executive Officer and majority shareholder of Andover Group, Inc. Mr. Knapp's business address is 910 Travis Street, Suite 2205, Houston, TX 77002.
      (8) Consists of 11,000 shares of common stock subject to stock options that are exercisable within 60 days of February 29, 2004.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2003, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                        CHANGES IN CERTIFYING ACCOUNTANT

      On January 16, 2004, the Company's independent auditors, Grant Thornton LLP, resigned from its engagement from the Company. The Company subsequently appointed Marcum & Kliegman LLP as its independent auditors for the fiscal year ended December 31, 2003. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

      Grant Thornton LLP audited the financial statements for the Company for the fiscal year ended December 31, 2002. The audit report of Grant Thornton LLP for the year ended December 31, 2002 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

      Except as described herein, in connection with the audit for the fiscal year ended December 31, 2002 and for the period through January 16, 2004, there were no disagreements with Grant Thornton LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in its report.

      Further, prior to the engagement of Marcum & Kliegman LLP, neither the Company nor any of its representatives sought the advice of Marcum & Kliegman LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

      In connection with the audit of the fiscal year ended December 31, 2002 and for the period through January 16, 2004, Grant Thornton LLP did not advise the Company that:

(i) internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii) information had come to its attention that led it unwilling to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

(iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The Company has engaged Marcum & Kliegman LLP as the Company's independent auditors to review and audit the Company's financial statements for the fiscal year ending December 31, 2004.

      A representative of Marcum & Kliegman LLP is expected to be either present at the Annual Meeting or available by phone, will have an opportunity to make a statement if he or she so desires to do so, and is expected to be available to respond to appropriate questions which stockholders might have.

      Audit Fees. The aggregate fees billed by Marcum & Kliegman LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2003 and the review of the financial statements included in the Company's Forms 10-QSB for 2003 was $55,000. The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and the review of the financial statements included in the Company's Forms 10-Q for 2002 were $51,090.

      Audit-Related Fees. There were no fees charged during 2003 and 2002 for audit-related services.

      Tax Fees. No tax compliance, tax advice, or tax planning services were provided to the Company by either Marcum & Kliegman LLP or Grant Thornton LLP during 2003. The aggregate fees for tax compliance, tax advice, and tax planning provided in 2002 by Grant Thornton LLP were $15,000.

      All Other Fees. During 2003 and 2002, neither Marcum & Kliegman LLP nor Grant Thornton LLP provided any other products or services.

                                  OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

      Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 2003 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the SEC, is available to shareholders upon written request to: Simtrol, Inc., Investor Relations Department, 2200 Norcross Parkway #255, Norcross, GA 30071. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.

OTHER BUSINESS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                                      By Order of the Board of Directors,



                                      Larry M. Carr, Chairman of the Board

Norcross, Georgia
April 5, 2004

                                   APPENDIX A

                      SIMTROL, INC. AUDIT COMMITTEE CHARTER

      The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

      The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the stock market on which its shares are traded. The members of the Audit Committee shall be appointed by the Board.

      The Audit Committee shall have the authority to retain special accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor of the Company's quarterly financial statements prior to the filing of its Form 10-QSB.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.    Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

13. Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements.

14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

      a. any difficulties encountered in the course of the audit work including any restrictions on the scope of activities or access to required information;

      b.    any changes required in the planned scope of the internal audit;

      c.    the internal audit department responsibilities, budget and staffing.

16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

17. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

18. Review with the Company's outside counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  SIMTROL, INC.

      Pursuant to Sections 103 and 242 of the General Corporation Law of the State of Delaware (the "General Corporation Law"), the undersigned, being the duly elected President of Simtrol, Inc., a corporation organized and existing under and by virtue of the General Corporation Law (the "Company"), for purposes of amending the Certificate of Incorporation of the Company, does hereby execute, acknowledge and file the following:

                                       I.

      That, effective with the filing of this Certificate of Amendment, without changing the authorized capital stock of the Company, each one share of the Company's common stock, $.001 par value per share, issued and outstanding on the effective date of this Amendment shall be automatically changed without further action into one-tenth (1/10) of a fully paid and nonassessable share of the Company's Common Stock, provided that no fractional shares shall be issued pursuant to such change. Fractional share interests shall be adjusted either upward or downward to the nearest whole share (with one-half shares rounded upwards), but in no event shall any stockholder receive less than one whole share. No cash shall be paid for fractional shares.

                                       II.

      That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

      IN WITNESS WHEREOF, the undersigned, being the duly elected President of the Corporation, has caused this Certificate of Amendment to be signed this _______ day of April 2004.

                                         SIMTROL, INC.



                                         By:
                                            ---------------------------------
                                            Richard W. Egan, President

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                                  SIMTROL, INC.

      The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2004 Annual Meeting of Stockholders to be held on April 22, 2004 and the Proxy Statement for the 2004 Annual Meeting, and appoints Richard W. Egan and Stephen N. Samp, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Simtrol, Inc. (the "Company"), which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company to be held at the Company's offices, 2200 Norcross Parkway, #255, Norcross, Georgia, on Monday, April 22, 2004 at 4:00 p.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

      (1) To elect five directors to serve for terms of one year and until their successors are elected and qualified:

      |_| FOR all nominees listed below (except as indicated to the contrary below)

      |_|   WITHHOLD authority to vote for all nominees

      NOMINEES: Larry M. Carr, Julia B. North, Edward S. Redstone, Dallas S. Clement and Richard W. Egan

      INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name in the following space:
      ______________________.

      (2) To approve a one-for-ten reverse stock split of the Company's outstanding common stock.

            FOR  |_|            AGAINST  |_|              ABSTAIN  |_|

      (3) To approve an amendment to the Company's 2002 stock option plan to increase the number of shares of the Company's common stock that may be issued under the plan.

            FOR  |_|            AGAINST  |_|              ABSTAIN  |_|

      (4) To ratify the appointment of Marcum & Kliegman LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.


            FOR  |_|            AGAINST  |_|              ABSTAIN  |_|

      (5) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. Unless instructions to the contrary are indicated in the space provided, this Proxy will be voted "FOR" election of the nominees named herein and "FOR" proposals (2), (3) and (4) described above.

NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.

                                           x___________________________________

Dated: _____________________, 2004         x___________________________________

                                           Print Name(s):______________________

                                           ____________________________________

|_|   I plan to attend the Annual Meeting.

|_|   I do not plan to attend the Annual Meeting.